UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 14, 2014

Griffin-American Healthcare REIT III, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-186073 (1933 Act)	46-1749436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

DeKalb Professional Center
On April 28, 2014, Griffin-American Healthcare REIT III Advisor, LLC, or our advisor, entered into a Real Estate Purchase Agreement and Escrow Instructions, or the DeKalb Purchase Agreement, with 5461 Hillandale, LLC, or seller, and McWhirter Realty Partners, LLC, or seller guarantor, unaffiliated third parties, and Chicago Title Insurance Company, as escrow agent, for the purchase of DeKalb Professional Center located in Lithonia, Georgia, or the DeKalb property, for a purchase price of $2,830,000, plus closing costs.
The material terms of the DeKalb Purchase Agreement include: (i) a due diligence period that is the later of 30 days from the effective date of the DeKalb Purchase Agreement or 30 days after the date on which all Property Information, as defined in the DeKalb Purchase Agreement, has been delivered to our advisor; (ii) an initial deposit of $200,000 due within three business days after the effective date of the DeKalb Purchase Agreement, which shall be applied to the DeKalb Purchase Agreement and is non-refundable upon our advisor's delivery of an approval notice except in limited circumstances, such as seller’s breach of the DeKalb Purchase Agreement or failure to meet a condition precedent, and an additional $100,000 upon Closing Extension, as defined in the DeKalb Purchase Agreement; (iii) a closing date within 15 days following the expiration of the due diligence period; provided however that our advisor shall have the option in its sole and absolute discretion, and subject to the payment of the additional deposit, to extend the closing date by up to 30 days after any scheduled closing date, upon notice to seller; (iv) a right to terminate the DeKalb Purchase Agreement in our advisor's sole discretion at any time prior to or on the expiration of the due diligence period by providing seller a notice of disapproval; and (v) our advisor's right to assign the DeKalb Purchase Agreement to any third parties without the seller’s consent. The DeKalb Purchase Agreement also contains additional covenants, representations and warranties and provisions for additional earned purchase price based on additional leasing, that are customary of real estate purchase and sale agreements. On May 14, 2014, our advisor assigned the DeKalb Purchase Agreement to GAHC3 Lithonia GA MOB, LLC, our wholly-owned subsidiary, as the buyer, pursuant to an assignment and assumption of real estate purchase agreement and escrow instructions.

Country Club Medical Office Building
On May 9, 2014, our advisor entered into a Real Estate Purchase Agreement and Escrow Instructions, or the Country Club MOB Purchase Agreement, with Stockbridge 225, LLC, or seller, and Robert Preston and Mark Errol Copilevitz, or collectively, the seller guarantor, unaffiliated third parties, and First American Title Insurance Company, as escrow agent, for the purchase of Country Club Medical Office Building located in Stockbridge, Georgia, or the Country Club MOB property, for a purchase price of $2,775,000, plus closing costs.
The material terms of the Country Club MOB Purchase Agreement include: (i) a due diligence period that is 30 days from the effective date of the Country Club MOB Purchase Agreement; (ii) an initial deposit of $150,000 due within three business days after the effective date of the Country Club MOB Purchase Agreement, which shall be applied to the Country Club MOB Purchase Agreement and is non-refundable upon our advisor's delivery of an approval notice except in limited circumstances, such as seller’s breach of the Country Club MOB Purchase Agreement or failure to meet a condition precedent; (iii) a closing date within 15 days following the expiration of the due diligence period; provided however that our advisor shall have the option in its sole and absolute discretion to extend the closing date by up to two 15 day periods after the original scheduled closing date, upon meeting certain conditions, including prior notice to seller; (iv) a right to terminate the Country Club MOB Purchase Agreement in our advisor's sole discretion, at any time prior to or on the expiration of the due diligence period by providing seller a notice of disapproval; and (v) our advisor's right to assign the Country Club MOB Purchase Agreement to any third parties without the seller’s consent. The Country Club MOB Purchase Agreement also contains additional covenants, representations and warranties and provisions that are customary of real estate purchase and sale agreements. On May 14, 2014, our advisor assigned the Country Club MOB Purchase Agreement to GAHC3 Stockbridge GA MOB, LLC, our wholly-owned subsidiary, as the buyer, pursuant to an assignment and assumption of real estate purchase agreement and escrow instructions.

Acworth Medical Complex
On May 13, 2014, our advisor entered into a Real Estate Purchase Agreement and Escrow Instructions, or the Acworth Purchase Agreement, with James Ronald Eaton and Janice Eaton Bates, as Trustees of the Ronald J. Eaton Testamentary Trust, BBE&F LLC and Larry Braden, or collectively, the seller, and First American Title Insurance Company, as escrow agent, for the purchase of Acworth Medical Complex located in Acworth, Georgia, or the Acworth property, for a purchase price of $6,525,000, plus closing costs.
The material terms of the Acworth Purchase Agreement include: (i) a due diligence period that is the later of 30 days from the effective date of the Acworth Purchase Agreement or 30 days after the date on which all Property Information, as defined in the Acworth Purchase Agreement, has been delivered to our advisor; (ii) an initial deposit of $200,000 due within three business days after the later of the effective date of the Acworth Purchase Agreement or receipt of all of the Property Information, as defined in the Acworth Purchase Agreement, which shall be applied to the Acworth Purchase Agreement and is non-refundable upon our advisor's delivery of an approval notice except in limited circumstances, such as seller’s breach of the Acworth Purchase Agreement or failure to meet a condition precedent; (iii) a closing date within 21 days following the expiration of the due diligence period; provided however that our advisor shall have the option in its sole and absolute discretion to extend the closing date by up to 15 days after the original scheduled closing date, upon meeting certain conditions, including prior notice to seller; (iv) a right to terminate the Acworth Purchase Agreement in our advisor's sole discretion at any time prior to or on the expiration of the due diligence period by providing seller a notice of disapproval; and (v) our advisor's right to assign the Acworth Purchase Agreement to any third parties without the seller’s consent. The Acworth Purchase Agreement also contains additional covenants, representations and warranties and provisions customary of real estate purchase and sale agreements. On May 14, 2014, our advisor assigned the Acworth Purchase Agreement to GAHC3 Acworth GA MOB, LLC, our wholly-owned subsidiary, as the buyer, pursuant to an assignment and assumption of real estate purchase agreement and escrow instructions.

We intend to finance the purchase of the DeKalb property, Country Club MOB property and Acworth property from funds raised through our initial public offering and debt financing. We also anticipate paying an acquisition fee of 2.25% of the purchase price of each property to our advisor and its affiliates in connection with the acquisition of such properties. The closings are expected to occur during the second quarter of 2014; however, no assurance can be provided that we will be able to purchase any of the properties in the anticipated timeframe, or at all since the potential acquisitions of these properties are subject to substantial conditions to closing.

The material terms of the DeKalb Purchase Agreement, Country Club MOB Purchase Agreement, Acworth Purchase Agreement and each of the three assignment and assumption of real estate purchase agreement and escrow instructions entered into for the properties are qualified in their entirety by the agreements attached as Exhibits 10.1 to 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 14, 2014, American Healthcare Investors LLC, one of our co-sponsors and the managing member of our advisor, issued a press release announcing that we reached the minimum offering of $2,000,000 in shares of our common stock required to satisfy the conditions of our escrow agreement and issue shares of our common stock to our initial investors in our initial public offering of up to $1,900,000,000 in shares of our common stock. The press release also announces our entry into the DeKalb Purchase Agreement, Country Club MOB Purchase Agreement and Acworth Purchase Agreement and the beginning of investments to be made by our executives pursuant to stock purchase plans, as described in the press release and our Current Report on Form 8-K filed with the SEC on March 6, 2014. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Real Estate Purchase Agreement and Escrow Instructions by and between 5461 Hillandale, LLC and McWhirter Realty Partners, LLC; and Griffin-American Healthcare REIT III Advisor, LLC; and Chicago Title Insurance Company, dated April 28, 2014

10.2
Real Estate Purchase Agreement and Escrow Instructions by and between Stockbridge 225, LLC and Robert Preston and Mark Errol Copilevitz; and Griffin-American Healthcare REIT III Advisor, LLC; and First American Title Insurance Company, dated May 9, 2014

10.3
Real Estate Purchase Agreement and Escrow Instructions by and between James Ronald Eaton and Janice Eaton Bates, as Trustees of the Ronald J. Eaton Testamentary Trust, BBE&F LLC and Larry Braden; and Griffin-American Healthcare REIT III Advisor, LLC; and First American Title Insurance Company, dated May 13, 2014

10.4	Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions by and between Griffin-American Healthcare REIT III Advisor, LLC and GAHC3 Lithonia GA MOB, LLC, dated May 14, 2014
10.5
Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions by and between Griffin-American Healthcare REIT III Advisor, LLC and GAHC3 Stockbridge GA MOB, LLC, dated May 14, 2014

10.6	Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions by and between Griffin-American Healthcare REIT III Advisor, LLC and GAHC3 Acworth GA MOB, LLC, dated May 14, 2014
99.1	American Healthcare Investors LLC Press Release, dated May 14, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT III, Inc.

May 14, 2014	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1
Real Estate Purchase Agreement and Escrow Instructions by and between 5461 Hillandale, LLC and McWhirter Realty Partners, LLC; and Griffin-American Healthcare REIT III Advisor, LLC; and Chicago Title Insurance Company, dated April 28, 2014

10.2
Real Estate Purchase Agreement and Escrow Instructions by and between Stockbridge 225, LLC and Robert Preston and Mark Errol Copilevitz; and Griffin-American Healthcare REIT III Advisor, LLC; and First American Title Insurance Company, dated May 9, 2014

10.3
Real Estate Purchase Agreement and Escrow Instructions by and between James Ronald Eaton and Janice Eaton Bates, as Trustees of the Ronald J. Eaton Testamentary Trust, BBE&F LLC and Larry Braden; and Griffin-American Healthcare REIT III Advisor, LLC; and First American Title Insurance Company, dated May 13, 2014

10.4
Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions by and between Griffin-American Healthcare REIT III Advisor, LLC and GAHC3 Lithonia GA MOB, LLC, dated May 14, 2014 between

10.5
Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions by and between Griffin-American Healthcare REIT III Advisor, LLC and GAHC3 Stockbridge GA MOB, LLC, dated May 14, 2014

10.6	Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions by and between Griffin-American Healthcare REIT III Advisor, LLC and GAHC3 Acworth GA MOB, LLC, dated May 14, 2014
99.1	American Healthcare Investors LLC Press Release, dated May 14, 2014